EXHIBIT 99.1
press release For further information contact: John Hatsopoulos, American DG Energy Telephone: 781.522.6020

American DG Energy Reports 2009 Second Quarter Financial Performance

Core On-Site Utility Energy Gross Margins Excluding Depreciation Were 33%

WALTHAM, Mass. – August 12, 2009 – American DG Energy Inc. (OTC.BB:ADGE), a leading On-Site Utility offering clean electricity, heat, hot water and cooling solutions to hospitality, healthcare, housing and athletic facilities, reported overall revenues of $1,079,933 in the second quarter of 2009, compared to revenues of $2,152,219 for the same period in 2008. GAAP diluted earnings per share (EPS) were $(0.02) in the second quarter of 2009, compared to $(0.02) for the same period in 2008, and GAAP operating income was a loss of $(543,127) in the second quarter of 2009, compared to a loss of $(486,357) for the same period in 2008.

Revenues from non-core turn-key installation projects decreased to $30,473 compared to $838,372 for the same period in 2008, and revenues from On-Site Utility energy decreased to $1,049,460 compared to $1,313,847 for the same period in 2008. Gross margins increased to 17.9% compared to 5.2% for the same period in 2008 and On-Site Utility energy margins excluding depreciation increased to 32.6% in the second quarter of 2009 compared to 27.0% for the same period in 2008.

“While lower natural gas prices have affected our revenue, our gross margins excluding depreciation in our On-Site Utility energy business were 32.6% during the quarter,” said John N. Hatsopoulos, Chief Executive Officer of American DG Energy.  “As our other announcement today indicated, we continue to be very excited about the future prospects of our business due to the significant number of recent orders.”

American DG Energy will hold its earnings conference call today, August 12, at 10:00 a.m. Eastern Time. To listen, dial (800) 860-2442 within the U.S. or (412) 858-4600 outside the U.S. Participants should reference American DG Energy to access the call. This earnings press release will be available on the Company website at www.americandg.com in the “Investors” section under “News Releases.” The earnings call will be available for playback through Wednesday, August 19, 2009. To listen to the playback, call (877) 344-7529 within the U.S. or (412) 317-0088 outside the U.S. and use Playback Code 432592.

About American DG Energy
American DG Energy supplies low-cost energy to its customers through distributed power generating systems. The Company is committed to providing institutional, commercial and small industrial facilities with clean, reliable power, cooling, heat and hot water at lower costs than charged by local utilities – without any capital or start-up costs to the energy user. American DG Energy is headquartered in Waltham, Massachusetts. More information can be found at www.americandg.com.

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FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements, as disclosed on the Company’s website and in Securities and Exchange Commission filings. This press release does not constitute an offer to buy or sell securities by the Company, its subsidiaries or any associated party and is meant purely for informational purposes. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

American DG Energy Reports 2009 Second Quarter Financial Performance, page 2 of 4

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
for the Three Months Ended June 30, 2009 and June 30, 2008

	Three Months Ended
	June 30,	June 30,
	2009	2008
	UNAUDITED	UNAUDITED

Net Sales	$1,079,933	$2,152,219

Cost of sales
Fuel, maintenance and installation	698,093	1,907,857
Depreciation expense	188,301	132,300
	886,394	2,040,157
Gross profit	193,539	112,062

Operating expenses
General and administrative	356,818	385,063
Selling	245,526	134,242
Engineering	134,322	79,114
	736,666	598,419
Loss from operations	(543,127)	(486,357)

Other income (expense)
Interest and other income	19,938	34,876
Interest expense	(107,244)	(118,897)
	(87,306)	(84,021)

Loss from continuing operations, before tax	(630,433)	(570,378)
Provision for state income taxes	(1,800)	(20,315)
Net loss	(632,233)	(590,693)

Less: Income attributable to the noncontrolling interest	(52,814)	(89,209)
Net loss attributable to American DG Energy Inc.	(685,047)	(679,902)

Net loss per share - basic and diluted	$(0.02)	$(0.02)

Weighted average shares outstanding -
basic and diluted	34,972,146	32,726,848

Non-GAAP financial disclosure
Loss from operations	$(543,127)	$(486,357)
Depreciation expense	191,685	134,337
Stock based compensation	76,471	78,811
Adjusted (loss) income from operations	$(274,971)	$(273,209)

American DG Energy Reports 2009 Second Quarter Financial Performance, page 3 of 4

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
for the Six Months Ended June 30, 2009 and June 30, 2008

	Six Months Ended
	June 30,	June 30,
	2009	2008
	UNAUDITED	UNAUDITED

Net Sales	$2,483,462	$3,669,171

Cost of sales
Fuel, maintenance and installation	1,752,626	2,984,944
Depreciation expense	386,043	248,001
	2,138,669	3,232,945
Gross profit	344,793	436,226

Operating expenses
General and administrative	706,585	733,950
Selling	365,590	249,092
Engineering	253,082	180,961
	1,325,257	1,164,003
Loss from operations	(980,464)	(727,777)

Other income (expense)
Interest and other income	43,716	82,782
Interest expense	(224,744)	(239,397)
	(181,028)	(156,615)

Loss from continuing operations, before tax	(1,161,492)	(884,392)
Provision for state income taxes	(3,850)	(48,928)
Net loss	(1,165,342)	(933,320)

Less: Income attributable to the noncontrolling interest	(95,018)	(171,344)
Net loss attributable to American DG Energy Inc.	(1,260,360)	(1,104,664)

Net loss per share - basic and diluted	$(0.04)	$(0.03)

Weighted average shares outstanding -
basic and diluted	34,257,695	32,496,330

Non-GAAP financial disclosure
Loss from operations	$(980,464)	$(727,777)
Depreciation expense	392,761	251,537
Stock based compensation	161,217	174,451
Adjusted (loss) income from operations	$(426,486)	$(301,789)

American DG Energy Reports 2009 Second Quarter Financial Performance, page 4 of 4

CONDENSED CONSOLIDATED BALANCE SHEETS
as of June 30, 2009 and December 31, 2008

	June 30,	December 31,
	2009	2008
	UNAUDITED
ASSETS
Current assets:
Cash and cash equivalents	$2,814,292	$1,683,498
Short-term investments	447,240	761,614
Accounts receivable, net	601,467	835,922
Unbilled revenue	119,617	204,750
Due from related party, current	133,965	297,417
Prepaid and other current assets	152,088	163,121
Total current assets	4,268,669	3,946,322

Property, plant and equipment, net	7,334,921	6,983,392

Accounts receivable, long- term	-	5,647
TOTAL ASSETS	11,603,590	10,935,361

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	197,834	270,852
Accrued expenses and other current liabilities	501,399	384,340
Due to related party	46,514	166,560
Capital lease obligations	3,365	2,431
Total current liabilities	749,112	824,183

Long-term liabilities:
Convertible debentures	5,320,000	5,875,000
Capital lease obligations, long-term	11,778	14,394
Total liabilities	6,080,890	6,713,577

Stockholders’ equity:
American DG Energy Inc. shareholders' equity:
Common stock, $0.001 par value; 50,000,000 shares
authorized; 35,771,400 and 34,034,496 issued and outstanding
at June 30, 2009 and December 31, 2008, respectively	35,771	34,034
Additional paid- in- capital	15,587,679	12,614,332
Common stock subscription	-	(35,040)
Accumulated deficit	(10,968,905)	(9,708,545)
Total American DG Energy Inc. stockholders' equity	4,654,545	2,904,781
Noncontrolling interest	868,155	1,317,003
Total stockholders' equity	5,522,700	4,221,784

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$11,603,590	$10,935,361